Exhibit 10.10

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                      -------------------------------------
                                                                      NO.: 02606
                                                               SIGNED AT: Tai'an
                                                         DATE: December 26, 2002

This contract is made and entered into by and between Shandong Shengda Chemical Machinery Co., Ltd (hereinafter referred to as the Seller) and Shandong Shengda Chemical Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: The Collecting Vat of the Big Warm-up Tower

UNIT: PIECE

QUANTITY: One

UNIT PRICE: RMB 1,614,386.14 yuan

TOTAL AMOUNT: RMB 1,614,386.14 (one million, six hundred and fourteen thousand, three hundred and eighty six point one four) yuan

DATE OF DELIVERY: February 26, 2003

Article 2: QUALITY STANDARD

The seller will manufacture the objects according to the National Standards and the drawing sheet provided by the Buyer.

Article 3: TERMS AND TIME LIMIT OF QUALITY ASSURANCE OF THE SELLER: 1 Year of Quality Warranty

Article 4: NUMBER OF NECESSITIES, SPARE PARTS, TOOLS TO BE PACKED WITH THE SAID EQUIPMENT, AND METHOD OF SUPPLY: In accordance with the requirements indicated in the drawing sheet.

Article 5: TITLE TO THE GOODS SHALL BE PASSED UPON DELIVERY; HOWEVER, IF THE BUYER FAILS TO PERFORM THE OBLIGATION OF PAYING THE FULL AMOUNT OF PURCHASE PRICE, TITLE TO THE GOODS SHALL REMAIN WITH THE SELLER.



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Article 6: MEANS AND PLACE OF DELIVERY: The site where the buyer uses the goods.

Article 7: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION: The Seller shall be fully responsible.

Article 8: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The inspection will be done pursuant to Article 2 at the place of delivery. Any dispute shall be raised within three days.

Article 9: THE INSTALLATION AND TESTING OF THE COMPLETE EQUIPMENT: The two parties shall cooperate with each other.

Article 10: METHOD, TIME AND PLACE OF PAYMENT: 50% shall be paid after this contract becomes effective. 40% shall be paid after the successful inspection and acceptance; and the remaining 10% shall be paid off within one year.

Article 11: TERMINATION OF THIS CONTRACT: After the remaining amount of money has been paid off.

Article 12: BREACH LIABILITY: shall be governed by the provisions of the Contract Law.

Article 13: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 14: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

THE SELLER:                                   THE BUYER:
Shandong Shengda Chemical
Machinery Co., Ltd                            Shandong Shengda Chemical Co., Ltd


 /s/ Gong Xingyu                                /s/ Wang Wei
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AUTHORISED SIGNATURE                          AUTHORISED SIGNATURE